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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2002

EUNIVERSE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-26355 (Commission File Number)	06-1556248 (IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California (Address of Principal Executive Offices)	90045 (Zip Code)

Registrant's telephone number, including area code: (310) 215-1001

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

        On September 5, 2002, eUniverse, Inc. completed the acquisition of the assets of ResponseBase, LLC, a Santa Monica, California-based online marketing company. The transaction is more fully described in the Press Release attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits:

Exhibit Number	Description
99.1	Text of Press Release dated September 9, 2002.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2002	EUNIVERSE, INC.

	By:	/s/ CHRISTOPHER S. LIPP Christopher S. Lipp Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release dated September 9, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX